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                               SEPARATE ACCOUNT KG
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

       SUPPLEMENT TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
                              DATED APRIL 29, 2005

                                      * * *

Effective August 1, 2005, Salomon Brothers Asset Management Inc. ("SBAM") replaced INVESCO Institutional (N.A.) Inc. as the subadvisor of the SVS INVESCO Dynamic Growth Portfolio of the Scudder Variable Series II. As of August 1, 2005, throughout the prospectuses any references to INVESCO Institutional (N.A.) Inc. are deleted, and replaced by inserting references to Salomon Brothers Asset Management Inc.

Effective August 1, 2005, SVS INVESCO Dynamic Growth Portfolio changed its name to Scudder Salomon Aggressive Growth Portfolio, and changed its investment policy. As of August 1, 2005, throughout the Prospectus and Statement of Additional Information any references to SVS INVESCO Dynamic Growth Portfolio are deleted, and replaced by inserting references to Scudder Salomon Aggressive Growth Portfolio.

Due to this change in the investment policy of a SVS INVESCO Dynamic Growth Portfolio, you may have the right to a free transfer. If the Owner has values allocated to the Sub-Account investing in SVS INVESCO Dynamic Growth Portfolio, the Company will transfer it without charge on written request by the Owner to another Sub-Account(s) or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of this notice of the Owner's right to transfer.

The investment objective of the Scudder Variable Series II under the section entitled "INVESTMENT OBJECTIVES AND POLICIES" is amended to read in its entirety as follows:

SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO - the portfolio seeks capital appreciation. The portfolio seeks to achieve its objective by investing primarily in common stocks of companies that the subadvisor believes are experiencing, or will experience, growth in earning that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. The portfolio invests in large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the assets may be invested in the securities of such companies. This Series was previously known as SVS INVESCO Dynamic Growth.

For more information, see the Prospectus Supplements for Scudder Variable Series II dated May 27, 2005.

If you should have any questions, please call 1-800-782-8380 for assistance.

                                      * * *

On September 2, 2005, shareholders of the SVS Index 500 Portfolio Fund approved a merger with the Scudder VIT Equity 500 Index Fund of the Scudder VIT Funds. The merger was effective as of the close of business on September 16, 2005. Simultaneously, the name of the acquired fund was changed to the Scudder VIT Equity 500 Index Fund.

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As a result of this merger, for a period of 60 days from receipt of this notice, each Contract owner will be permitted to make one transfer of all amounts in the Scudder VIT Equity 500 Index Fund to the other investment options available under the Contract without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each contract year.

The investment objective of the Scudder VIT Equity 500 Index Fund is to match, as closely as possible, before expenses, the performance of the Standard & Poor's Composite Stock Price Index (the "S&P Index"), which emphasizes stocks of large U.S. Companies.

If you should have any questions, please call 1-800-782-8380 for assistance.

For more information, see the Prospectus Supplements for Scudder Variable Series II dated May 2, 2005.

                                      * * *

Effective October 28, 2005, the Scudder Aggressive Growth Portfolio changed its name to Scudder Mid Cap Growth Portfolio and adopted a new investment objective and strategy, as described below.

As of October 28, 2005, throughout the prospectuses and statements of additional information any references to Scudder Aggressive Growth Portfolio are deleted, and replaced by inserting references to Scudder Mid Cap Growth Portfolio.

If a Contract Owner has amounts allocated to the Sub-Account investing in the Scudder Mid Cap Growth Portfolio, the Contract Owner will be permitted to make one transfer of all amounts in the Scudder Mid Cap Growth Portfolio to the other investment options available under the Contract without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each contract year. The Company must receive such request within 60 days of the receipt of this notice of the right to transfer.

Under the section entitled Scudder Variable Series II under "INVESTMENT OBJECTIVES AND POLICIES," references to the Scudder Aggressive Growth Portfolio under Scudder Variable Series II are deleted, and information about Scudder Mid Cap Growth Portfolio is added as follows:

SCUDDER VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

SCUDDER MID CAP GROWTH PORTFOLIO - seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the managers believe it is more advantageous than the investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects. This portfolio was formerly known as Scudder Aggressive Growth Portfolio.

For more information, see the Prospectus Supplement for Scudder Variable Series II dated August 19, 2005.

                                      * * *

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                                      * * *

Effective September 30, 2005, the Deutsche Asset Management Investment Services Ltd. will no longer serve as the investment subadvisor of the Scudder International Portfolio of the Scudder Variable Series I and the Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio, and Scudder Total Return Portfolio of the Scudder Variable Series II. As of September 30, 2005, throughout the prospectuses any references to Deutsche Asset Management Investment Services Ltd. are deleted.

For more information, see the Prospectus Supplement for Scudder Variable Series I and II dated September 23, 2005.

                                      * * *
SUPPLEMENT DATED OCTOBER 28, 2005

AFLIAC/FAFLIC SCUDDER PLUS
AFLIAC/FAFLIC SCUDDER ELITE

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